                                                                  EXHIBIT 10.36


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                                 IMMUNOGEN, INC.

                               WARRANT CERTIFICATE

                             Dated October 16, 1996

                        Warrants to Purchase Common Stock
                        ---------------------------------


         IMMUNOGEN, INC., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands ("Holder"), or its registered assigns, is the registered owner of 187,500 Warrants (the "Warrants"), each of which will entitle the Holder thereof to purchase one share, as adjusted from time to time as provided in Section 7, of the Common Stock of the Company (the "Common Stock", each such share being a "Warrant Share" and all such shares being the "Warrant Shares") at the exercise price of $5.49 per share (as adjusted from time to time as provided in Section 7, the "Exercise Price") at any time on or after October 16, 1996 (the "Initial Exercise Date") until and including October 16, 2001 (the "Expiration Date"), all subject to the following terms and conditions:

         1. REGISTRATION OF WARRANTS. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose, in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the holder thereof, and for all other purposes, and the Company shall not be affected by the notice to the contrary.

         2. REGISTRATION OF TRANSFERS AND EXCHANGES. a. The Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly


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completed and signed, to the Company at the office specified in or pursuant to
Section 3(c). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

                  b. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company specified in or pursuant to Section 3(c), for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

         3. DURATION AND EXERCISE OF WARRANTS. a. Warrants shall be exercisable by the registered holder thereof on any business day before 5:00 P.M., New York time, at any time and from time to time on or after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M., New York time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

                  b. Subject to the limitations set forth in Section 3(c) and to the other provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 7, the holder of each Warrant shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully paid Warrant Share which is non-assessable.

                  c. Subject to Sections 2(b), 4 and 8, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 148 Sidney Street, Cambridge, Massachusetts, Attention: Treasurer, or at such other address as the Company may specify in writing to the then registered holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised in lawful money of the United States of America, all as specified by the holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

         The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant Certificate, with the Form of Election to Purchase attached hereto appropriately completed and duly signed, and (ii) payment of the Exercise Price for such Warrant.

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                  d. The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, for part of the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

         4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of the Warrants represented by this Certificate; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Certificate or receiving the Warrant Shares under this Warrant Certificate.

         5. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         6. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrants, the maximum number of Warrant Shares (as adjusted from time to time pursuant to Section 7 hereof) which may then be deliverable upon the exercise of this Warrant and all other outstanding warrants issued and sold pursuant to the Purchase Agreement.

         7. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES ISSUABLE. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time as set forth in this SECTION 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. In the event the Company and the holders of Warrants disagree as to any adjustment to the Exercise Price hereunder, an Appraiser selected by the holders of a majority in interest of the Warrants shall

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give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 7), of the Exercise Price; PROVIDED, HOWEVER, that the Company, after receipt of the determination by such Appraiser, shall have the right to promptly select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions; PROVIDED, however, that no such adjustment of the Exercise Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

                  a. If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  b. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in SECTION 7(d) hereof), then in each such case the Exercise Price for which the Warrant Shares shall be purchased shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be the Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company (the "BOARD OF DIRECTORS") in good faith; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "APPRAISER") selected in good faith by the holders of a majority of the Warrants that are then outstanding; and further provided, however, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Warrants of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  c. In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this SECTION 7(c) upon any exercise following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  d. If and whenever after the date hereof, the Company shall issue or sell any shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

                  e. For the purposes of subsection (b) of this section, the following clauses shall also be applicable:

                     i. ISSUANCE OF RIGHTS OR OPTIONS. In case at any time after the date hereof the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights (other than the Warrants) to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Exercise Price then in effect, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued

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for such price per share. Except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion of exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options.

                     ii. ISSUANCE OF CONVERTIBLE SECURITIES. In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which the Common Stock issuable upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Exercise Price then in effect, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause
(iii) of this subsection no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of any Exercise Price have been or are to be made pursuant to other provisions of this subsection (e), no further adjustment of any Exercise Price shall be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                     iii. CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any rights or options referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Exercise Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such right, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby decreased.

                     iv. CONSIDERATION FOR STOCK. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined, in good faith and in the exercise of reasonable business judgment, by the Board of Directors, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of such portion of the assets and business of the non-surviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation of sale, for purposes of Section 7(f), shall be made after giving effect to such adjustment of the Exercise Price.

                     (v) RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                     (vi) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subsection
(e).

                     (vii) CERTAIN ISSUES EXCEPTED. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of any Exercise Price in case of the issuance of shares Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock pursuant to the Purchase Agreement.

         f.          If:

                     i. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                     ii. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                     iii. the Company shall authorize the granting to all
                          holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, or

                     iv. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or

                     v. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be mailed to the Holder in accordance with SECTION 10 hereof, at least thirty (30) days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  g. In any case in which this SECTION 7 shall require that an adjustment be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof, provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

                  h. Any determination that the Company or the Board of Directors must make pursuant to this SECTION 7 shall be conclusive if made in good faith.

     8. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this SECTION 6, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

         9.       Warrant Agent.
                  -------------

                  a. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company and the Holder may appoint a new warrant agent. Such new warrant agent shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than U.S. $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company.

                  b. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act; provided that such corporation
(i) would be eligible for appointment as successor to the warrant agent under the provisions of this Section 9 or (ii) is a wholly-owned subsidiary of the warrant agent. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained by the warrant agent pursuant to this Warrant.

         10. NOTICES. All notices or other communications hereunder shall be given, and shall be deemed duly given and received if given, by facsimile and by mail, postage prepaid: (1) if to the Company, addressed as follows:
IMMUNOGEN, INC., 148 Sidney Street, Cambridge, Massachusetts 02139, Attention:
Treasurer, or to facsimile no. (617) 769-4242; or (ii) if to the Holder, addressed to the Holder at the facsimile telephone number and address of the Holder appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this SECTION
10. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this SECTION 10, (ii) five (5) Business Days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

         11.      Miscellaneous.
                  -------------

                  a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Warrant Shares.

                  c. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                  d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                    IMMUNOGEN, INC., in its corporate capacity and in its capacity as the Warrant Agent hereunder

                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                          FORM OF ELECTION TO PURCHASE


(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To ImmunoGen, Inc.:

         The undersigned hereby irrevocably elects to exercise __________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, _____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $________ in cash and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

         The undersigned requests that certificates for such shares be issued in the name of

                                            PLEASE INSERT SOCIAL SECURITY
OR
                                            TAX IDENTIFICATION NUMBER




                        (Please print name and address)






         If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercise be issued in the name of and delivered to:



                        (Please print name and address)







Dated:         , 19__                       Name of Holder:


                                            (Print)

                                            (By:)
                                            (Title:)

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:

Name of Assignee                                      AddressNumber of Warrants
----------------                                      -------------------------






         If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                                 Name of Holder:

Dated:  ___________, 19__                        (Print)_______________________

                                                 (By:)_________________________
                                                       (Title:)